Exhibit 10.3

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”) is executed as of February 28, 2025 (the “Effective Date”),  by and between The Dallas Morning News, Inc., a Delaware corporation (“Seller”), and Plano Estates, LLC, a Texas limited liability company (“Purchaser”) as successor by assignment to 2201 Luna Road, LLC, a Texas limited liability company (“Original Purchaser”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Purchase Agreement.

RECITALS:

WHEREAS, Seller and Original Purchaser are parties to that certain Purchase and Sale Agreement dated as of December 16, 2024, by and between Seller and Original Purchaser, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of December 23, 2024, as amended by that certain Second Amendment to Purchase and Sale Agreement dated as of February 3, 2025, as amended by that certain Third Amendment to Purchase and Sale Agreement dated as of February 5, 2025, and assigned by Original Purchaser to Purchaser (as amended, the “Original Agreement”);

WHEREAS, Seller and Purchaser now desire to amend the Original Agreement in accordance with the terms herein set forth herein (the Original Agreement as amended by this Fourth Amendment is hereinafter referred to as the “Agreement”).

WHEREAS, Purchaser has provided Seller that certain loan approval email from East West Bank (“Lender”) dated February 26, 2025 and has advised that, due to no fault of the Seller and unrelated to any issues regarding the Property, Lender will not be ready to fund the transaction contemplated by the Agreement on the presently scheduled Closing Date.

AGREEMENTS:

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals. The recitals set forth above are fully incorporated herein by reference as if same were fully set forth herein.

2. Closing Date.  The Closing Date shall be extended to March 14, 2025 so long as Purchaser, on or before 2:00 pm Central Time on February 28, 2025: (i) remits to Escrow Agent,  with instructions to immediately release to Seller, by bank wire transfer, the sum of One Hundred Fifty Thousand Dollars ($150,000.00), which shall be deemed fully earned by Seller, non-refundable to Purchaser, and not applicable to the Purchase Price, and (ii) deposits with Escrow Agent, by bank wire transfer, the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) which shall be deemed part of the Deposit upon receipt and held in accordance with the terms of the Agreement.

3. No Other Changes. Except as herein expressly amended or otherwise provided, each and every term, condition, warranty and provision of the Original Agreement shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the parties hereto.

Fourth Amendment to

Purchase and Sale Agreement

(DMN Plano)

4. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed an original signature and be binding upon the parties hereto (it being agreed that facsimile or other electronic signature shall have the same force and effect as an original signature).

5. Governing Law. This Fourth Amendment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Texas.

6. Authority.  Each party hereto represents to the other party hereto that such party has the legal right, power and authority and has obtained all necessary consents to enter into this Fourth Amendment.

7. Time is of the Essence. Time is of the essence with respect to each and every provision in this Fourth Amendment.

[Remainder of page intentionally blank. Signature pages follow.]

Fourth Amendment to

Purchase and Sale Agreement

(DMN Plano)

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment to be effective as of the date first written above.

SELLER:

The Dallas Morning News, Inc.,

a Delaware corporation

By: /s/ Katy Murray

Name: Katy Murray

Title:   President

PURCHASER:

Plano Estates, LLC,

a Texas limited liability company

By: /s/ Sarah Yaoyao

Name: Sarah Yaoyao

Title: Manager

Fourth Amendment to

Purchase and Sale Agreement

(DMN Plano)